CorEnergy Announces Second Quarter 2021 Results
KANSAS CITY, MO - August 9, 2021 - CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) ("CorEnergy" or the "Company") today announced financial results for the second quarter, ended June 30, 2021.
Second Quarter 2021 and Recent Highlights
•Reported consolidated revenue of $32.3 million for the three months ended June 30, 2021, the first full quarter of consolidated financial statements following the Company's transaction with Crimson Midstream Holdings.
•Increased tariffs 10% on substantially all of Crimson's regulated pipelines, with all rate increases effective on or before August 1, 2021.
•Simplified the company’s capitalization with (i) the conversion of the right held by Crimson Class A-2 Unit holders to exchange into Series B Preferred Stock to the right to exchange into Class B Common Stock, (ii) the internalization the Company’s external manager in exchange for Company securities, and (iii) the right held by Crimson Class A-1 Unit holders to receive Series C Preferred Stock was converted to the right to receive Series A Perpetual Preferred Stock pursuant to the terms of the Crimson Transaction. The combination of these actions effectively eliminated the potential of the Series C and Series B Preferred from being issued by the Company.
Management Commentary
"During the second quarter we made significant progress following our transaction with Crimson Midstream Holdings," said Dave Schulte, Chief Executive Officer. "In addition to ongoing integration activities at the corporate and asset levels, our stockholders approved the proposal to issue equity contemplated in the transaction. A substantial portion of this equity is to be held by management and subordinated to our common shares, evidencing our confidence in the future financial performance of the business and creating even greater alignment with the interest of our stockholders. As a result of these transactions, we have created an industry leading platform to own and operate or lease infrastructure assets with desirable REIT characteristics in order to provide stockholders with dividend stability and prospects for modest long-term growth."
"The second quarter represented our first full quarter of activity with our Crimson assets. Production volumes in California are improving but have not yet returned to pre-COVID levels. Nonetheless, we expect revenue in the last half of the year to improve from the second quarter and are maintaining our common stock dividend at $0.20 annualized per share. Volume benefits from a return to pre-COVID market conditions in California, near-term commercial opportunities and the realization of acquisition efficiencies could enable us to increase our dividend coverage. We are also actively evaluating additional transactions to deploy capital in further asset and platform-level expansion opportunities that we believe would create value for our stockholders through enhanced scale and diversification. Finally, we are evaluating economically leveraging our footprint and capabilities to participate in the ongoing energy transition."

Second Quarter Performance Summary
Second quarter 2021 reflects full impact of the activity from Crimson. Second quarter financial highlights are as follows:

	For the Three Months Ended
	June 30, 2021
		Per Share
	Total	Basic	Diluted
Net Loss (Attributable to Common Stockholders)	$(1,897,133)	$(0.14)	$(0.14)
Net Cash Provided by Operating Activities	$4,358,342
Adjusted Net Income[1]	$3,026,061
Cash Available for Distribution (CAD)[1]	$(1,005,387)
Adjusted EBITDA[2]	$9,965,109

Dividends Declared to Common Stockholders		$0.05

1 Adjusted Net Income excludes special items of $338 thousand which are not representative of on-going operations; however CAD has not been so adjusted. Reconciliations of Adjusted Net Income and CAD, as presented, to Net Income (Loss) and Net Cash Provided by Operating Activities are included at the end of this press release. See Note 1 for additional information.
2 Adjusted EBITDA excludes special items of $338 thousand which are not representative of on-going operations. Reconciliation of Adjusted EBITDA, as presented, to Net Income (Loss) is included at the end of this press release. See Note 2 for additional information.
Outlook
CorEnergy reaffirmed its 2021 outlook and expects to provide its 2022 outlook no later than in connection with the filing of its Form 10-K for 2021.
Dividend and Distribution Declarations
The Company currently expects all of its 2021 Common Stock and Preferred Stock dividends will be characterized as Return of Capital for tax purposes.
Common Stock: A second quarter 2021 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend will be paid on August 31, 2021, to stockholders of record on August 17, 2021.
Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, will be paid on August 31, 2021, to stockholders of record on August 17, 2021.
Class A-1 Units: For the Company's Series C Preferred stock, as if they were outstanding, a cash dividend of $0.5625 per share was declared, prorated through the June 30, 2021 conversion date. The Class A-1 holders will also receive a prorated cash distribution, for the period June 30, 2021 to August 31, 2021 based on the declared Series A Preferred dividend. The Series C Preferred Stock will no longer be treated as outstanding after the Class A-1 Units became exchangeable into Series A Preferred Stock.

Class A-2 Units: For the Company's Series B Preferred stock, as if they were outstanding, an in-kind dividend of $0.25 was declared. prorated through the June 30, 2021 conversion date. The Class A-2 unit holders will be eligible for a Class B Common Stock dividend starting with the third quarter of 2021. The Series B Preferred Stock will no longer be treated as though outstanding after the July 7, 2021 shareholder approval to convert the right of A-2 Units to exchange into Series B Preferred Stock to now being exchangeable into Class B Common Stock.
Class A-3 Units: For the Company's Class B Common Stock, as if they were outstanding, no dividend was declared.
Second Quarter Results Call
CorEnergy will host a conference call on Monday, August 9, 2021 at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at +1-201-689-8035 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 2:00 p.m. Central Time on September 8, 2021, by dialing +1-919-882-2331. The Conference ID is 40741. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) is a real estate investment trust that owns and operates or leases regulated natural gas transmission and distribution lines and crude oil gathering, storage and transmission pipelines and associated rights-of-way. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Transaction or Internalization; the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Transaction, risks related to the uncertainty of the projected financial information with respect to Crimson, CorEnergy’s ability realize the projected benefits of the Internalization, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1 Management uses CAD as a measure of long-term sustainable performance. Adjusted Net Income and CAD are non-GAAP measures. Adjusted Net Income represents net income (loss) adjusted for loss on impairment of leased property; loss on impairment and disposal of property; loss on termination of lease; loss on extinguishment of debt; non-cash lease expense; gain on sale of equipment and transaction-related costs. CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion (cash flows) and income tax expense (benefit) less transaction costs; maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. Reconciliations of Adjusted Net Income and CAD to Net Income (Loss) and Net Cash Provided By Operating Activities are included in the additional financial information attached to this press release.
2 Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as loss on impairment of leased property; loss on impairment disposal of leased property; loss on termination of lease; gain on extinguishment of debt; gain on sale of equipment; and transaction-related costs. Adjusted EBITDA is further adjusted for depreciation, amortization and ARO accretion expense; income tax expense (benefit) and interest expense. The reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the additional financial information attached to this press release.
Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets

	June 30, 2021	December 31, 2020
Assets	(Unaudited)
Property and equipment, net of accumulated depreciation of $28,973,654 and $22,580,810 (Crimson VIE: $338,930,724, and $0, respectively)	$443,457,382	$106,224,598
Leased property, net of accumulated depreciation of $237,579 and $6,832,167	1,288,449	64,938,010
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,149,245	1,209,736
Cash and cash equivalents (Crimson VIE: $2,989,319 and $0, respectively)	17,695,458	99,596,907
Accounts and other receivables (Crimson VIE: $11,434,113 and $0, respectively)	14,389,085	3,675,977
Due from affiliated companies (Crimson VIE: $1,154,499 and $0, respectively)	1,163,633	—
Deferred costs, net of accumulated amortization of $155,353 and $2,130,334	986,994	1,077,883
Inventory (Crimson VIE: $1,512,398 and $0, respectively)	1,625,464	87,940
Prepaid expenses and other assets (Crimson VIE: $4,018,467 and $0, respectively)	10,939,625	2,054,804
Operating right-of-use assets (Crimson VIE: $5,844,591 and $0, respectively)	5,914,710	85,879
Deferred tax asset, net	4,173,754	4,282,576
Goodwill	1,718,868	1,718,868
Total Assets	$504,502,667	$284,953,178
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $1,580,091 and $0	$104,419,909	$—
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,713,020 and $3,041,870	115,336,979	115,008,130
Asset retirement obligation	—	8,762,579
Accounts payable and other accrued liabilities (Crimson VIE: $11,454,583 and $0, respectively)	20,780,331	4,628,847
Management fees payable	304,770	971,626
Due to affiliated companies (Crimson VIE: $970,469 and $0, respectively)	979,603	—
Operating lease liability (Crimson VIE: $5,609,946 and $0, respectively)	5,651,002	56,441
Unearned revenue (Crimson VIE $315,000 and $0, respectively)	6,147,990	6,125,728
Total Liabilities	$253,620,584	$135,553,351
Commitments and Contingencies
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,270,350 and $125,270,350 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,108 and 50,108 issued and outstanding at June 30, 2021 and December 31, 2020, respectively	$125,270,350	$125,270,350
Common stock, non-convertible, $0.001 par value; 13,673,326 and 13,651,521 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively (100,000,000 shares authorized)	13,673	13,652
Additional paid-in capital	333,890,657	339,742,380
Retained deficit	(327,513,586)	(315,626,555)
Total CorEnergy Equity	131,661,094	149,399,827
Non-controlling interest (Crimson)	119,220,989	—
Total Equity	250,882,083	149,399,827
Total Liabilities and Equity	$504,502,667	$284,953,178

Consolidated Statements of Operations (Unaudited)

	For the Three Months Ended
	June 30, 2021	June 30, 2020
Revenue
Transportation and distribution revenue	$28,100,343	$4,382,706
Pipeline loss allowance subsequent sales	2,915,533	—
Lease revenue	701,525	5,554,368
Other revenue	579,177	29,913
Total Revenue	32,296,578	9,966,987
Expenses
Transportation and distribution expenses	15,363,410	1,222,135
Pipeline loss allowance subsequent sales cost of revenue	2,223,646	—
General and administrative	5,381,654	4,325,924
Depreciation, amortization and ARO accretion expense	3,748,453	3,662,926
Loss on impairment and disposal of leased property	—	146,537,547
Loss on termination of lease	—	458,297
Total Expenses	26,717,163	156,206,829
Operating Income (Loss)	$5,579,415	$(146,239,842)
Other Income (Expense)
Other income	$299,293	$102,038
Interest expense	(3,295,703)	(2,920,424)
Gain on extinguishment of debt	—	11,549,968
Total Other Expense	(2,996,410)	8,731,582
Income (Loss) before income taxes	2,583,005	(137,508,260)
Taxes
Current tax expense (benefit)	20,374	(2,431)
Deferred tax expense (benefit)	135,222	(71,396)
Income tax expense (benefit), net	155,596	(73,827)
Net income (Loss)	2,427,409	(137,434,433)
Less: Net income attributable to non-controlling interest	2,014,870	—
Net income (Loss) attributable to CorEnergy Stockholders	$412,539	$(137,434,433)
Preferred dividend requirements	2,309,672	2,309,672
Net loss attributable to Common Stockholders	$(1,897,133)	$(139,744,105)

Loss Per Common Share:
Basic	$(0.14)	$(10.24)
Diluted	$(0.14)	$(10.24)
Weighted Average Shares of Common Stock Outstanding:
Basic	13,659,667	13,651,521
Diluted	13,659,667	13,651,521
Dividends declared per share	$0.050	$0.050

Consolidated Statements of Cash Flows (Unaudited)

	For the Six Months Ended
	June 30, 2021	June 30, 2020
Operating Activities
Net loss	$(8,266,854)	$(299,476,801)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred income tax, net	108,822	298,525
Depreciation, amortization and ARO accretion	7,427,544	9,963,908
Loss on impairment of leased property	—	140,268,379
Loss on impairment and disposal of leased property	5,811,779	146,537,547
Loss on termination of lease	165,644	458,297
Deferred rent receivable write-off, noncash	—	30,105,820
(Gain) loss on extinguishment of debt	861,814	(11,549,968)
Non-cash lease expense	439,246	—
Gain on sale of equipment	—	(3,542)
Changes in assets and liabilities:
Deferred rent receivable	—	(247,718)
Accounts and other receivables	541,580	1,216,469
Financing note accrued interest receivable	(9,926)	(4,671)
Inventory	144,113	—
Prepaid expenses and other assets	(2,788,545)	85,197
Due from affiliated companies, net	(184,030)	—
Management fee payable	(666,856)	(8,299)
Accounts payable and other accrued liabilities	1,740,265	(613,391)
Operating lease liability	(673,516)	—
Unearned revenue	(292,738)	(607,951)
Net cash provided by operating activities	$4,358,342	$16,421,801
Investing Activities
Acquisition of Crimson Midstream Holdings, net of cash acquired	(69,002,053)	—
Purchases of property and equipment, net	(9,275,334)	(85,144)
Proceeds from sale of property and equipment	79,600	7,500
Proceeds from insurance recovery	60,153	—
Principal payment on financing note receivable	70,417	43,333
Net cash used in investing activities	$(78,067,217)	$(34,311)
Financing Activities
Debt financing costs	(2,735,922)	—
Repurchases of Series A preferred stock	—	(161,997)
Dividends paid on Series A preferred stock	(4,619,344)	(4,623,452)
Dividends paid on Common Stock	(1,232,357)	(10,921,216)
Cash paid for extinguishment of convertible notes	—	(1,676,000)
Cash paid for maturity of convertible notes	—	(1,316,250)
Cash paid for settlement of Pinedale Secured Credit Facility	—	(3,074,572)
Distributions to non-controlling interest	(604,951)	—
Advances on revolving line of credit	8,000,000	—
Payments on revolving line of credit	(7,000,000)	—
Principal payments on secured credit facilities	—	(1,764,000)
Net cash used in financing activities	$(8,192,574)	$(23,537,487)
Net change in Cash and Cash Equivalents	$(81,901,449)	$(7,149,997)
Cash and Cash Equivalents at beginning of period	99,596,907	120,863,643
Cash and Cash Equivalents at end of period	$17,695,458	$113,713,646

Consolidated Statements of Cash Flows (Unaudited)

	For the Six Months Ended
	June 30, 2021	June 30, 2020
Supplemental Disclosure of Cash Flow Information
Interest paid	$5,750,876	$5,392,894
Income taxes paid (net of refunds)	(1,286)	(466,407)

Non-Cash Investing Activities
Proceeds from sale of leased property provided directly to secured lender	$—	$18,000,000
In-kind consideration for the Grand Isle Gathering System provided as partial consideration for the Crimson Midstream Holdings acquisition	48,873,169	—
Crimson Credit Facility assumed and refinanced in connection with the Crimson Midstream Holdings acquisition	105,000,000	—
Equity consideration attributable to non-controlling interest holder in connection with the Crimson Midstream Holdings acquisition	116,205,762	—
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	386,009	110,000

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$235,198	$—
Common Stock issued upon exchange and conversion of convertible notes	—	419,129
Proceeds from sale of leased property used in settlement of Pinedale Secured Credit Facility	—	(18,000,000)
Crimson A-2 Units dividends payment in kind	406,000	—

Non-GAAP Financial Measurements (Unaudited)

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted Net Income (Loss) and CAD:

	For the Three Months Ended
	June 30, 2021	June 30, 2020
Net Income (Loss)	$2,427,409	$(137,434,433)
Add:
Loss on impairment and disposal of leased property	—	146,537,547
Loss on termination of lease	—	458,297
Gain on extinguishment of debt	—	(11,549,968)
Non-cash lease expense	260,704	—
Gain on the sale of equipment	—	(7,500)
Transaction costs	337,948	92,293
Adjusted Net Income (Loss), excluding special items	$3,026,061	$(1,903,764)
Add:
Depreciation, amortization and ARO accretion (Cash Flows)	4,160,510	3,988,592
Income tax expense (benefit), net	155,596	(73,827)
Less:
Transaction costs	337,948	92,293
Maintenance capital expenditures	2,182,155	—
Preferred dividend requirements - Series A	2,309,672	2,309,672
Preferred dividend requirements - Non-controlling interest	1,517,779	—
Mandatory debt amortization	2,000,000	882,000
Cash Available for Distribution (CAD)	$(1,005,387)	$(1,272,964)

The following table reconciles net cash provided by operating activities, as reported in the Consolidated Statements of Cash Flows to CAD:

	For the Three Months Ended
	June 30, 2021	June 30, 2020
Net cash provided by operating activities	$6,839,503	$4,654,089
Changes in working capital	144,342	(2,732,950)
Current tax expense (benefit)	20,374	(2,431)
Maintenance capital expenditures	(2,182,155)	—
Preferred dividend requirements	(2,309,672)	(2,309,672)
Preferred dividend requirements - Non-controlling interest	(1,517,779)	—
Mandatory debt amortization included in financing activities	(2,000,000)	(882,000)
Cash Available for Distribution (CAD)	$(1,005,387)	$(1,272,964)

Other Special Items:
Transaction costs	$337,948	$92,293

Other Cash Flow Information:
Net cash used in investing activities	$(5,519,635)	$(53,780)
Net cash used in financing activities	(2,464,404)	(9,941,070)

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted EBITDA:

	For the Three Months Ended
	June 30, 2021	June 30, 2020
Net Income (Loss)	$2,427,409	$(137,434,433)
Add:
Loss on impairment and disposal of leased property	—	146,537,547
Loss on termination of lease	—	458,297
Gain on extinguishment of debt	—	(11,549,968)
Gain on sale of equipment	—	(7,500)
Transaction costs	337,948	92,293
Depreciation, amortization and ARO accretion expense	3,748,453	3,662,926
Income tax expense (benefit), net	155,596	(73,827)
Interest expense, net	3,295,703	2,920,424
Adjusted EBITDA	$9,965,109	$4,605,759